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                                                                    EXHIBIT 10.5


                          CompuServe Network Services
                         Strategic Alliance Agreement

This is a Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997, between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.   Definitions

     "Agreement" means this network services Strategic Alliance Agreement (including all attachments) as originally executed and as it may be amended as provided herein from time to time.

     "CompuServe" means CompuServe Incorporated, or its wholly-owned subsidiaries.

     "Satyam" means Satyam Infoway (Private) Limited, or its subsidiaries and affiliates.

     "Customer" means an individual or company that is billed for services by contracted provider of those services.

     "Documentation" means written materials provided by CompuServe to Satyam for use in connection with CompuServe Network Services.

     "Effective Date" means the date on which a counterpart of this Agreement has been executed by each party to this Agreement and delivered to CompuServe.

     "Launch Date" means the first day that the Dial Access service becomes available in the Territory.

     "Know-how" means all trade secrets, patented or unpatented technical knowledge, and inventions, copyrights and derivatives thereof, proprietary rights, confidential processing procedures and methods, software, documentation and marketing expertise and any other specialized knowledge, skill and expertise relating to CompuServe Network Services either presently owned or licensed by CompuServe or later developed, licensed or owned by CompuServe.

     "Territory" means the Republic of India ("India").

     "Dial Access" means asynchronous dial connection as defined by the CCITT
     X.28 standard.

     "Value-added enhanced data network" means hardware including, but not limited to, servers, routers, packet assemblers-disassemblers, switches, hubs, modems, software, cabling and leased line connections required to create a network than can accept and

-----------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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     deliver data via protocols including, but not limited to, TCP/IP, X.25,
     X.28, X.3, Frame Relay, ATM, and related protocols.

2.   Scope

     2.1  The Services

          2.1.1 Satyam is constructing and will operate, manage and maintain a value-added enhanced data network in India.

          2.1.2 CompuServe operates, manages and maintains a global value-added enhanced data network.

          2.1.3 Each party will provide Dial Access services (the "Services") that will be sent to the other party via the international network interconnection specified in Section 3.

          2.1.4 The Services will be provided for customers of CompuServe's Network Services Division ("CNS") and also for Satyam's customers.

          2.1.5 The Services will be in addition to services contemplated between Satyam and CompuServe's Information Services Division (CSI) which will be governed by a separate agreement between the parties.

3.   Interconnection of the CompuServe and Satyam Networks

     3.1  International Network Interconnection

          3.1.1 The CompuServe and Satyam networks shall be interconnected as defined in Attachment A.

     3.2  Settlements on Communications

          3.2.1 The billing, collection, and payment for services between the parties and the settlement of accounts shall be conducted in accordance with the provisions of Attachment B.

4.   End-User Support and Fault Escalation Procedures.

     4.1  Primary End-user Support

          4.1.1 Satyam will provide the primary end-user support for Satyam customers.

          4.1.2 CompuServe will provide the primary end-user support for CompuServe customers.

     4.2  Fault Escalation Procedures

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          4.2.1  CompuServe and Satyam agree to use the fault escalation procedures as defined in Attachment C.

     4.3  Information Regarding the Local PTT

          4.3.1 Satyam will provide CompuServe with the following information regarding the local PTT.

                 4.3.1.1  Service Levels

                 4.3.1.2  Escalation Procedures

                 4.3.1.3  Installation Lead-times

     4.4  Support Services

          4.4.1 CompuServe shall provide and make available to Satyam and for the customers of Satyam in the Territory the benefits of all development, improvements and changes in the products and the Services covered by the Agreement.

          4.4.2 CompuServe agrees to provide mutually agreed upon training to Satyam personnel both in the CompuServe facilities in Columbus, Ohio or other places as well as in the Territory on terms and conditions to be mutually agreed to between CompuServe and Satyam.

          4.4.3 CompuServe will provide mutually agreed upon assistance to Satyam in the installation and commissioning of the facilities at different places in the Territory to provide the Services under this Agreement.

5.   Non-competition, Non-solicitation, Non-disclosure and Exclusivity

     5.1  Exclusivity

          5.1.1 Satyam shall be CompuServe's sole business affiliate providing value-added enhanced data network services in the Territory during the term of this agreement.

          5.1.2 CompuServe shall be Satyam's sole business affiliate providing value-added enhanced data network services outside of the Territory during the term of this agreement.

     5.2  Solicitation of Employees

          5.2.1 During the term of this Agreement neither party will (without the consent of the other party) knowingly, directly or indirectly, on behalf of any entity, solicit or participate in the solicitation of any employee of any other party to this Agreement to terminate his or her employment with such other party.

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     5.3  Confidential Information

          5.3.1 Any writing, drawing, sketch, model, sample, data, computer program, software, recording, or documentation of any kind ("Information") that is furnished, made available or otherwise disclosed by one party ("Disclosing Party") to the other party ("Receiving Party") pursuant to this Agreement shall be deemed the confidential properly of the Disclosing Party.

          5.3.2 Unless such Information was previously known to the Receiving Party free of any obligation, or has been subsequently made public by any act not attributable to the Receiving Party, or it has been agreed to by the Disclosing Party in writing not to be regarded as confidential, Information shall be deemed to be the proprietary information of the Disclosing Party and will be held in confidence by the Receiving Party during the term of this Agreement and for an additional five (5) years thereafter, and will be disclosed by the Receiving Party only to employees who have a need for such Information to carry out this Agreement. The Receiving Party shall use at least the same degree of care as it uses with regard to its own proprietary information, but in no case shall the parties be required to exercise greater than reasonable care to prevent disclosure or unauthorized use. Except as the parties may otherwise agree in writing, such Information (a) will be used only for the purpose of performing under this Agreement; (b) will not be reproduced or copied, in whole or in part, except as necessary for use as authorized herein; and (c) will, together with any copies thereof, be returned or destroyed when no longer needed or upon termination of this Agreement, whichever occurs first.

     5.4  Irreparable Injury

          5.4.1 The breach by either party of any provisions of this Section may cause irreparable injury to the party against which the breach was committed, for which monetary damages may be an inadequate remedy. In the event of a breach or a threat of a breach of any such provision, the injured party, in addition to all other remedies that it may have at law or in equity, will be entitled to seek a restraining order, preliminary injunction, and other appropriate relief to enforce such provisions.

6.   Satyam Warranties

     6.1  No Violation

          6.1.1 Satyam warrants that it has the legal and corporate right, capacity, and authority to enter into and perform its obligations under this Agreement, and that its entry into this Agreement does not violate any other agreement to which it is a party.

     6.2  Compliance with Law

          6.2.1 Satyam warrants that its conduct pursuant to this Agreement will conform to all, and will not constitute a violation of any, applicable and valid laws and governmental rules and regulations in the Territory.

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     6.3  Disclaimer of Implied Warranties

          6.3.1 There are no implied warranties of merchantability or fitness for a particular purpose relating to Satyam's performance of this Agreement. In no event shall Satyam be liable for any indirect, special or consequential damages or lost profits arising from or related to this Agreement or the performance, breach or termination hereof, regardless of whether the claim is in contract, tort or other legal theory. Notwithstanding any other provision of this Agreement, Satyam's aggregate liability for actual damages, losses or associated costs or expenses of CompuServe under, arising out of, or in relation to this Agreement, shall not exceed the amount of Charges paid to CompuServe for the sale of CompuServe Network Services by the Satyam over the preceding 12 months; provided, however, that such limitation shall not operate to reduce Satyam's obligations for any CompuServe Network Services charges payable under this Agreement.

7.   CompuServe Warranties

     7.1  No Violation

          7.1.1 CompuServe warrants that it has the legal and corporate right, capacity, and authority to enter into and perform its obligations under this Agreement and that its entry into this Agreement does not violate any other agreement to which it is a party.

     7.2  Compliance with Law

          7.2.1 CompuServe warrants that its conduct in performing this Agreement will conform to all, and will not constitute a violation of any, applicable and valid laws and government rules and regulations.

     7.3  Disclaimer of Implied Warranties

          7.3.1 There are no implied warranties of merchantability or fitness for a particular purpose relating to any matters in this Agreement, including without limitation of computer resources provided by CompuServe. Except as otherwise provided in this Agreement, such network resources are provided by CompuServe on an "as is, as available" basis. In no event shall CompuServe be liable for any indirect, special or consequential damages or lost profits arising from or related to this Agreement or the performance, breach or termination thereof, regardless of whether the claim is in contract, tort or other legal theory. In no event shall CompuServe's liability exceed the Hourly Network Usage charges for the prior 12 months paid by Satyam under this Agreement.

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8.   Indemnification

     8.1  Breach of Contract

          8.1.1 If either party breaches any of its obligations or warranties under this Agreement, or if any matter is not as warranted by either party, the breaching or warranting party will indemnify, save and hold harmless the non-breaching party and its officers, directors, agents and employees from any and all claims, demands, liabilities, costs or expenses, including attorney's fees, resulting from such breach, except to the extent such claims, demands, liabilities, costs or expenses result from the negligence or fault of the other party.

     8.2  Satyam Indemnification Obligation

          8.2.1 Satyam shall indemnify and hold harmless CompuServe against any claim, suit, action or proceeding brought against CompuServe resulting from or based on the negligent or wrongful actions of Satyam including any claim of libel, defamation, invasion of privacy or infringement of any patent, copyright, trade secret, trademark or other proprietary right, or any actions arising out of the territory, except to the extent the claim, suit, or proceeding arises solely or proximately from CompuServe's negligence or fault.

     8.3  CompuServe Indemnification Obligation

          8.3.1 CompuServe shall indemnify and hold harmless Satyam against any claim, suit, action or proceeding brought against Satyam resulting from or based on the negligent or wrongful actions of CompuServe including any claim of libel, defamation, invasion of privacy or infringement of any patent, copyright, trade secret, trademark or other proprietary right except to the extent the claim, suit, or proceeding arises solely or proximately from Satyam's negligence or fault.

9.   Term

     9.1  Effective Date

          9.1.1 Except as otherwise provided in this Agreement, the term of this Agreement shall begin on the Effective Date and end on the third anniversary of the Effective Date of this Agreement.

     9.2  Renewal

          9.2.1 This Agreement will renew without renewal fee for second, and subsequent terms of one (1) year, provided that at the end of the each term:

                 9.2.1.1 Neither party is in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Satyam and CompuServe or its subsidiaries or affiliates and both parties have substantially complied with all the terms and conditions of all such agreements

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                          during the terms thereof;

                 9.2.1.2 Both parties have satisfied all monetary obligations owed to the other party and its subsidiaries and affiliates, and has met these obligations in a timely manner throughout the term of this Agreement;

                 9.2.1.3 Either party may, by providing written notice no later than six (6) months prior to the end of the initial or any succeeding term, exercise its right not to renew this Agreement. In such event, all the provisions of
                          Section 10 and Section 4 shall apply in full.

                 9.2.1.4 Upon termination of this Agreement, both parties shall have the right to continue provision of network services to their customers within the Territory.

10.  Transfer of Interest

     10.1 CompuServe Right to Transfer or Assign

          10.1.1 CompuServe shall have the right to transfer or assign all or any part of its rights to payments and benefits under this Agreement to any person or legal entity, but shall have the right to transfer or to assign its obligations herein to an entity not controlled or owned by CompuServe only with the written consent of Satyam, which consent shall not be unreasonably withheld.

     10.2 Satyam Right to Transfer or Assign

          10.2.1 Satyam shall have the right to transfer or assign all or any part of its rights to payments and benefits under this Agreement to any person or legal entity, but shall have the right to transfer or to assign its obligations herein to an entity not controlled or owned by Satyam only with the written consent of CompuServe, which consent shall not be unreasonably withheld.

     10.3 Action upon Transfer or Assignment

          10.3.1 The party to whom the rights are transferred or assigned shall sign an undertaking to and shall be bound by the terms of this agreement and the obligations assumed by the transferor or assignor.

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11.  Default and Termination

     11.1 Material Breach

          11.1.1 If a party materially breaches this Agreement and fails to remedy that breach within thirty (30) days after receiving written notice thereof from the non-breaching party, that non-breaching party may immediately terminate this agreement.

     11.2 Termination

          11.2.1 Termination shall not release either party from its obligations under this Agreement regarding confidentiality and to pay statements which have already become due.

12.  Permits

     12.1 Import Licenses, Permits and Approvals

          12.1.1 All import licenses, permits and approvals of any government or any agency or body thereof in or of the Territory required for the performance of this Agreement shall be obtained in a timely manner by Satyam at its expense.

13.  Independent Contractor

     13.1 Agreement Does Not Create a Fiduciary Relationship

          13.1.1 It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that each party shall be an independent contractor with respect to the other, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venture, partner, employee, or servant of the other for any purpose whatsoever.

14.  Applicable Law

     14.1 Terms

          14.1.1 This Agreement shall be governed by and construed in accordance with the laws of the state of Ohio and the United States. The actions and obligations of both parties are governed by the laws of the applicable local jurisdiction. Both parties understand that they are bound by the local regulations, rules, administrative procedures and laws governing creation, maintenance and use of the value-added network. Satyam agrees to the terms

                                       8
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          in the first sentence of this paragraph 14.1 unless within 30 days of the execution date Satyam's legal counsel discovers anomalous contract construction rules in Ohio law.

     14.2 Arbitration

          14.2.1 The parties agree that any claim or action brought by either party against the other shall be submitted to arbitration to be held in the London Court of Arbitration and shall be conducted in English language pursuant to the rules addressing non-administered arbitration of business disputes of the International Chamber of Commerce. The arbitration shall be decided by a panel of three. Each party shall select an independent arbitrator, which arbitrators shall agree upon a third independent arbitrator. In the event these arbitrators cannot agree upon the selection of a third arbitrator, such arbitrator will be selected in accordance with applicable ICC rules and procedures. The rendering of the arbitration award shall be London, UK. The parties waive the right to appeal to the arbitrator's award. In the event of any inconsistency between this Agreement and any translation, this Agreement shall control.

     14.3 Right to Remedy

          14.3.1 No right to remedy conferred upon or reserved to CompuServe or Satyam by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy provided or permitted herein or by law, but each shall be cumulative of every other right or remedy.

     14.4 Injunctive Relief

          14.4.1 Nothing herein contained shall bar either parties right to obtain injunctive relief, including restraining orders and/or preliminary injunctions against threatened conduct that will cause it loss or damage.

15.  Governmental Approvals

     15.1 Necessary Government Approval

          15.1.1 This Agreement is executed subject to all necessary government approvals. Satyam agrees to use due diligence and its best efforts to obtain all required approvals promptly.

     15.2 Compliance to Modifications

          15.2.1 If, at any time during the term of this Agreement, any government or agency thereof should require, directly or indirectly, alteration or modification of any term of condition of this Agreement, or of the performance of the parties hereunder or thereunder, the parties agree to use their best efforts to comply with such request. Should, however, either of the parties determine that the request is material and adverse to it, or should the parties fail to reach an agreement concerning the implementation of such request within one hundred twenty (120) days after it is received, then the matter will be referred to

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          arbitration.

16.  Miscellaneous

     16.1 Proprietary Rights

          16.1.1 Whether or not developed by CompuServe, all CompuServe trademarks, service marks, programs, documents, data, inventions, discoveries, enhancements and improvements relating to the CompuServe Network Services or other CompuServe products and services are, and shall remain, the sole and exclusive property of CompuServe.

          16.1.2 Whether or not developed by Satyam, all Satyam trademarks, service marks, programs, documents, data, inventions, discoveries, enhancements, and improvements relating to Satyam products and services are, and shall remain, the sole and exclusive property of Satyam.

     16.2 Entire Agreement

          16.2.1 This Agreement and the Schedules hereto constitute the full and entire understanding and agreement among the parties for the specified Territory and no party shall be liable or bound to the other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party has been represented by competent legal counsel in the negotiation of the terms of this Agreement which shall not be construed against either party as the drafter of the Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     16.3 Amendment

          16.3.1 Any modification or amendment of this Agreement, the appendices to this Agreement, or the other documents delivered pursuant hereto is effective only if it is in writing and executed by an officer of each of the parties.

     16.4 Notices

          16.4.1 To be effective, a notice or other communications required or permitted under this Agreement must be given in writing or by Telex, telecopy, or similar electronic means. Unless otherwise specified in this Agreement, a notice is considered effectively given when it is received by the intended recipient. Notices may be mailed or sent by Federal Express or a similar service addressed to the intended recipient at the address, and to the attention of the person indicated in Attachment D of this Agreement, if Notice is being sent to CompuServe or Attachment E of this agreement, if Notice is being sent to Satyam, with return receipt requested and with postage or delivery charges paid by the sender. The effective date of a notice sent by such means shall be the date of delivery or refusal of delivery indicated on the return receipt.

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     16.5 Titles and Subtitles

          16.5.1 The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     16.6 Counterparts

          16.6.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, when at least one counterpart has been executed by each party, shall constitute one instrument.

     16.7 Currency

          16.7.1 All payments between the parties required under this Agreement shall be in United States dollars.

     16.8 Force Majeure

          16.8.1 If the performance of any obligation hereunder is prevented or delayed, in whole or in part, by reason of an act of God, or the consequence thereof, affecting the part hereto or the license granted hereunder, such act of God to include but not be limited to fire, flood, typhoon, earthquake, or by reason of riots, wars, hostilities, governmental restrictions, trade embargoes, strikes, lockouts or labor disputes, then the affected party shall be given an additional time to perform equal to the delay caused directly by the act of God referenced in this paragraph.

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     16.9 Severability

          16.9.1 In the event one or more of the provisions contained hereunder are invalid, illegal or unenforceable in any way under the law applicable to this Agreement and particularly to the distributorship and marketing rights contained herein, the validity, legality and enforceability of the remaining provisions shall not be affected or diminished in any way, to the extent permitted by applicable law.

In witness whereof the parties have caused this Agreement to be executed by their respective officers.

Satyam Infoway (Private) Limited                CompuServe Incorporated

Signature: /s/ Padma Chandrasekaran             /s/ T.F. ClayPoole
           ----------------------------------   -------------------------------

Name:      Padma Chandrasekaran                 T.F. ClayPoole
           ----------------------------------   -------------------------------

Title:     Vice President Internet & Services     Corporate Counsel
           ----------------------------------   -------------------------------

Date:      April 18, 1997                       4/18/97
           ----------------------------------   -------------------------------

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ATTACHMENT A.

International Network Interconnection.

ATTACHMENT B

Settlements on Communications.

ATTACHMENT C

Fault Escalation Procedures

ATTACHMENT D

Address to which correspondence and invoices to CompuServe should be mailed.

ATTACHMENT E

Address to which invoices and correspondence to Satyam should be mailed.

ATTACHMENT F

CompuServe bank account information to which Satyam should remit payment of the CompuServe Network Services invoice.

ATTACHMENT G

Satyam bank account information to which CompuServe should remit payment of the Satyam Services invoice.

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                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment A
                     International Network Interconnection


This is Attachment A to the STrategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997, 1997 between CompuServe incorporated, and Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal places of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.  Interconnection


    1.1  Leased Line Connections(s)

         1.1.1. CompuServe and Satyam shall maintain leased line connections(s) between then as mutually agreed upon in Section 1.2.

                                   * * * * *


    1.2  Leased Line Size and Termination Points

                                   * * * * *


2.  Liaison


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.1.  Engineering Liaison

      2.1.1. The parties will promptly establish engineering liaisons, who will cooperate regarding the technical matters necessary for effective operations under this Agreement in practice. The parties will each provide the other with name(s), address(es), and telephone number(s) of a person who will be their engineering liaison and will update this information as required to keep current.

      2.1.2. A party wishing to move the interconnection facilities, or change or update the interconnection specifications which may materially affect the ability to provide the Services, must provide written notice to the engineering liaison of the other party at least sixty (60) days prior to the date upon which the change will be implemented.

2.2.  Management Liaison

      2.2.1. The parties will promptly establish management liaisons, who will cooperate regarding the business, financial, and management matters necessary for effective operations under this Agreement in practice. The parties will each provide the other with name(s), address(es), and telephone number(s) of a person who will be their management liaison and will update this information as required to keep current.

      2.2.2. A party wishing to move the interconnection facilities, or change or update the interconnection specifications which may materially affect the ability to provide the Services, or alter any business or financial model or management structure relating to the Services, must provide written notice to the management liaison of the other party at least sixty
      (60) days prior to the date upon which the change will be implemented.

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                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment B
                         Settlements on Communications


This Attachment B to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997, 1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited and Indian corporation having its principal place of business at PLA Complex, 35 Velacher Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.  Billing

    1.1.  Billing Responsibility

                                   * * * * *

2.  Reverse Charging

    2.1.  Subaddress

          2.1.1. Satyam will provide a subaddress to point CompuServe Network Services traffic to CompuServe's Host Name prompt.

          2.1.2. CompuServe will provide a subaddress to point Satyam traffic to Satyam Host Name prompt.

    2.2.  Revers Charge Traffic

          2.2.1. Each party will accept reverse charge traffic that originates on its network that is destined for hosts on the other parties network and deliver it to that network.

          2.2.2. Each party will accept such traffic and compensate the other party in accordance with the specifications in Section 3.

3.  Billing and Collections for Reverse Charge Traffic

    3.1.  CompuServe Customers

                                   * * * * *

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     *****





3.2.   Satyam Customers




                                     *****







3.3.   Reporting

       3.3.1. By the thirtieth (30/th/) day of each month, each party shall provide to the other a monthly traffic report showing the previous months traffic in summary form. As a minimum the monthly summary report shall include:

            3.3.1.1. Month and Year
            3.3.1.2. Originating DNIC and Destination DNIC
            3.3.1.3. Number of chargeable calls
            3.3.1.4. Number of chargeable hours, rate of the duration charge and amount

3.4.   Settlement of Accounts

            3.4.1. Based on the reports specified in paragraph 3.3., a settlement of accounts shall be made monthly in US Dollars.

            3.4.2. The payment payable to one party shall be made to the bank account designated in Attachment F, if payment is to be made to CompuServe, and Attachment G, if payment is to be made to Satyam.

            3.4.3. The Statement of accounts shall be addressed to the address designated in Attachment D, if being sent to CompuServe, and Attachment E, if being sent to Satyam.

            3.4.4. The parties will mutually resolve claims for adjustments to the monthly traffic report provided for in Section 3.3 if such claims are made within six (6) months of issuance of the report in question. Unless a claim is brought within six (6) months, the respective reports become final and no longer subject to adjustment. A claim for adjustment must be made in writing and should be sent to the address designated in Attachment D, if being sent to CompuServe, and Attachment E, if being sent to Satyam.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment C
                          Fault Escalation Procedures

This is Attachment C to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997,1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam")

CompuServe and Satyam agree to mutually develop and implement a fault escalation procedure and to have all necessary mechanisms and systems in place to implement and support this procedure on or before the Launch Date. This fault escalation procedure shall include but shall not be limited to the following:

     .    Single point of contact
     .    Trouble ticket system
     .    Fault classification
     .    Fault escalation
     .    Metrics

CompuServe and Satyam further agree to share training materials developed for the purpose of providing customer support.

                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment D
                              CompuServe Address

This is Attachment D to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997,1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.   CompuServe Address

     1.1.  Address To Which Correspondence to CompuServe Should Be Sent

           1.1.1.  CompuServe Incorporated
                   5000 Arlington Centre Boulevard
                   Columbus, OH 43220
                   USA
                   Attn.: Controller

                          CompuServe Network Services
                         Strategic Alliance, Agreement

                                 Attachment E
                                Satyam Address

This is Attachment E to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997, 1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.   Satyam Address

     1.1.  Address To Which Correspondence to Satyam Should Be Sent

           1.1.1.  Satyam Infoway (Private) Limited
                   PLA Complex
                   35 Velachery Road
                   Little Mount, Chennai - 600 015
                   India
                   Attn.: Controller

                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment F
                      CompuServe Bank Account Information

This is Attachment F to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997,1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.   CompuServe Bank Account Information

     1.1.  Account To Which Payments to CompuServe Should Be Sent

           1.1.1.  Bank One Columbus, NA
                   Columbus, OH
                   ABA Routing #044000037
                   Account #981864388

                          CompuServe Network Services
                         Strategic Alliance Agreement

                                 Attachment G
                        Satyam Bank Account Information

This is Attachment G to the Strategic Alliance Agreement (the "Agreement") entered into at Columbus, Ohio, dated April 18, 1997,1997 between CompuServe Incorporated, an Ohio corporation having its principal place of business at 5000 Arlington Center Boulevard, Columbus, Ohio, USA ("CompuServe") and Satyam Infoway (Private) Limited an Indian corporation having its principal place of business at PLA Complex, 35 Velachery Road, Little Mount, Chennai - 600 015, India ("Satyam").

1.   Satyam Bank Account Information

     1.1.  Account To Which Payments to Satyam Should Be Sent

           1.1.1.  Current Account 16596
                   Bank of Baroda
                   PO Box 3307
                   32, Nungambakkam High Road,
                   Chennai - 600 034
                   Tamil Nadu
                   India